SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2002

RAILWORKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24639	58-2382378

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

6225 Smith Avenue, Suite 200, Baltimore, Maryland 21209
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 580-6000

N/A

(Former name or former address, if changed since last report)

SIGNATURES

Item 4. Change in Registrant’s Certifying Accountant

     On or about July 30, 2002 or July 31, 2002, RailWorks Corporation (the “Company”) received notification from the Securities and Exchange Commission (“SEC”), in a letter dated July 29, 2002, that Arthur Andersen LLP (“Arthur Andersen”), the Company’s auditor of record, has notified the SEC that it is unable to perform future audit services for the Company and, as a result, Arthur Andersen’s relationship with the Company is effectively terminated.

     The decision of Arthur Andersen to resign was not recommended or approved by the Company’s Board of Directors or the Audit Committee of the Company’s Board of Directors.

     Except for the going concern qualification stated in Arthur Andersen’s report on the financial statements of the Company for the fiscal year ended December 31, 2001, Arthur Andersen’s reports on the Company’s financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company’s two most recent fiscal years ended December 31, 2001 and the subsequent interim period through July 30, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     As required by Item 304(a)(3) of Regulation S-K, the Company has furnished Arthur Andersen with the disclosure contained in this Item 4 and requested that Arthur Andersen furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees or disagrees with the statements made by the Company in this Item 4. Arthur Andersen has indicated to the Company that Arthur Andersen no longer issues such letters.

     The Audit Committee of the Company’s Board of Directors, which is responsible for the selection and replacement of the Company’s independent accountant, is in the process of engaging a new independent accountant. The Audit Committee expects that a new independent accountant will be approved in the very near future.

     Statements in this report regarding RailWorks’ beliefs, intentions, expectations, plans or estimates (or similar expressions) constitute forward-looking statements for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. These statements are subject to risks and uncertainties that could cause actual results to differ materially. Factors which could affect RailWorks’ actual results include, without limitation, the delays or the inability to complete the Company’s plan of reorganization, adverse actions which may be taken by creditors and the outcome of various bankruptcy proceedings, general economic conditions, competitive factors, seasonality of RailWorks’ business, timing and integration of future acquisitions, dependence on public sector contracts and funding, exposure to fixed price contracts, labor relations, regulatory changes in the rail and transit industries, cyclical nature of the rail industry and commercial construction, availability and terms of financing for RailWorks’ business, RailWorks’ ability to meet obligations under debt instruments and changes in the laws that impact the way in which RailWorks conducts its business. Management believes these statements, which are based on currently available information, are reasonable; however, undue reliance should not be placed on these statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2002

RAILWORKS CORPORATION

(Registrant)

	By:	/s/ John Kennedy

John Kennedy
Chief Executive Officer